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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 15, 2002
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                                    ProLogis
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

             1-12848                                    74-2604728
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    (Commission File Number)               (I.R.S. Employer Identification No.)


14100 E. 35th Place, Aurora, Colorado                       80011
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)

                                 ProLogis Trust
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.


         ProLogis has established the 1999 Dividend Reinvestment and Share Purchase Plan (the "Plan"). The terms of the Plan, as amended and restated, are set forth in the prospectus which is a part of ProLogis' Registration Statement No. 333-88150.

         ProLogis has amended the Plan, effective November 13, 2002, to provide for the following:

         o Only common shares of beneficial interest, par value $0.01 per share ("Common Shares"), registered on the share transfer books of ProLogis in a shareholder's name (and not in the name of a bank, broker or other nominee) are eligible for participation in the Plan. Distributions on Common Shares that are registered in a name other than that of the shareholder will not be reinvested under the Plan.

         o A participant may reinvest distributions on any number of Common Shares up to a maximum of 300,000 Common Shares per quarter. This limit is subject to change at any time at ProLogis' sole discretion. For purposes of applying this limitation, all Plan accounts considered to be under the common control or management of a participant may be aggregated.

         o Common Shares purchased directly from ProLogis under the Plan in connection with the reinvestment of distributions and in connection with optional cash payments of $10,000 or less may be purchased at a discount ranging from 0% to 2% from the average of the high and low sales prices of Common Shares as reported in the New York Stock Exchange Composite Transaction list on the relevant distribution payment date or the relevant investment date as the case may be. The discount may be adjusted by ProLogis from time to time at its sole discretion. Previously, the discount was 2%.

         A beneficial owner (a shareholder whose Common Shares are registered on the share transfer books of ProLogis in a name other than the name of such shareholder; for example in the name of a broker, bank or other nominee) may elect to participate in the Plan after instructing his, her or its financial intermediary to re-register all or a portion of such Common Shares into his, her or its own name.

         In accordance with the terms of the Plan, ProLogis hereby provides notice to each participant of this amendment to the Plan.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PROLOGIS



Dated: October 15, 2002         By:   /s/ Edward S. Nekritz
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                                   Name:    Edward S. Nekritz
                                   Title:   Secretary and Senior Vice President





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